Exhibit 99.1

Adjusted Earnings (Non-GAAP) Financial Information

The Company believes the presentation of non-GAAP measures such as Adjusted Earnings provides useful supplemental information to investors with regard to its core operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Adjusted Earnings assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Adjusted Earnings measure may be defined and calculated differently by other companies in the same industry.

The Company internally uses non-GAAP financial measures such as Adjusted Earnings in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. Nonetheless, non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

Adjusted Earnings represents income from continuing operations, excluding the effects of the following items from the Company’s GAAP financial results, including the related income tax effects:

Amortization of acquisition-related intangibles — Amortization expense of acquired intangible assets purchased in connection with acquisitions by the Company.

Acquisition expenses and related adjustments — Transaction and integration expenses that are directly related to acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, and gains or losses on business combinations.

Litigation reserve adjustments — Adjustments to the Company’s reserves, including accrued interest, for estimated probable losses for its Average Wholesale Price and Securities Litigation matters, as such terms were defined in the Company’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2013 and 2009.

LIFO-related adjustments — Last-In-First-Out (“LIFO”) inventory related adjustments.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principles used by the Company when presenting its GAAP financial results.

The Company is providing investors the following updated Presentation of Adjusted Earnings (Non-GAAP) as posted to the Company’s website on November 12, 2013:

Exhibit 1: provides a reconciliation of Adjusted Earnings Per Share (Non-GAAP), recasted to exclude discontinued operations and LIFO-related adjustments, for the fiscal years ended March 31, 2007 through March 31, 2012;

Exhibit 2: provides a reconciliation of certain line items from the Company’s GAAP Condensed Consolidated Statement of Operations to Adjusted Earnings (Non-GAAP) for the fiscal years ended March 31, 2007 through March 31, 2012; and

Exhibit 3: provides a reconciliation of the Company’s GAAP segment financial results to Adjusted Earnings (Non-GAAP) for the fiscal years ended March 31, 2007 through March 31, 2012.

Exhibit I

McKESSON CORPORATION

RECONCILIATION OF RECASTED

ADJUSTED EARNINGS PER SHARE (NON-GAAP)

FOR FISCAL 2007 - 2012

(unaudited)

The following are Fiscal 2007 - 2012 Adjusted Earnings Per Share (Non-GAAP), recasted to exclude discontinued operations (as announced in July 2013) and Last-In-First-Out (“LIFO”)-related adjustments:

	Year Ended March 31,
	2007	2008	2009	2010	2011	2012
Adjusted EPS, as previously reported	$3.02	$3.53	$4.35	$4.85	$5.31	$6.38
Adjustments for:
Income from discontinued operations	(0.08)	(0.09)	(0.14)	(0.22)	(0.18)	(0.13)
LIFO-related adjustments	(0.13)	(0.03)	0.02	0.02	—	0.03

Adjusted EPS, as recasted	$2.81	$3.41	$4.23	$4.65	$5.13	$6.28

Certain computations may reflect rounding adjustments.

Exhibit 2

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2007 - 2012

(unaudited)

(in millions, except per share amounts)

The following are Fiscal 2007 - 2012 Adjusted Earnings (Non-GAAP), recasted to exclude discontinued operations (as announced in July 2013) and LIFO (Last-In-First-Out)-related adjustments:

	Year Ended March 31, 2012
	As Recasted (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$122,321	$—	$—	$—	$—	$122,321
Gross profit	$6,402	$17	$—	$—	$11	$6,430
Operating expenses	(4,278)	167	26	149	—	(3,936)
Other income, net	20	—	—	—	—	20
Impairment of equity investments	—	—	—	—	—	—
Interest expense	(251)	—	—	—	—	(251)

Income from continuing operations before income taxes	1,893	184	26	149	11	2,263
Income tax expense	(514)	(71)	(10)	(89)	(4)	(688)

Income from continuing operations	$1,379	$113	$16	$60	$7	$1,575

Diluted earnings per common share from continuing operations (a)	$5.49	$0.45	$0.07	$0.24	$0.03	$6.28

	Year Ended March 31, 2011
	As Recasted (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$111,677	$—	$—	$—	$—	$111,677
Gross profit	$5,797	$16	$—	$—	$3	$5,816
Operating expenses	(4,031)	115	43	213	—	(3,660)
Other income, net	35	—	(16)	—	—	19
Impairment of equity investments	—	—	—	—	—	—
Interest expense	(222)	—	25	—	—	(197)

Income from continuing operations before income taxes	1,579	131	52	213	3	1,978
Income tax expense	(496)	(51)	(16)	(64)	(1)	(628)

Income from continuing operations	$1,083	$80	$36	$149	$2	$1,350

Diluted earnings per common share from continuing operations (a)	$4.12	$0.30	$0.14	$0.57	$—	$5.13

	Year Ended March 31, 2010
	As Recasted (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$108,295	$—	$—	$—	$—	$108,295
Gross profit	$5,498	$21	$—	$—	$8	$5,527
Operating expenses	(3,549)	97	—	(20)	—	(3,472)
Other income, net	43	—	—	—	—	43
Impairment of equity investments	—	—	—	—	—	—
Interest expense	(186)	—	—	—	—	(186)

Income from continuing operations before income taxes	1,806	118	—	(20)	8	1,912
Income tax expense	(601)	(46)	—	8	(3)	(642)

Income from continuing operations	$1,205	$72	$—	$(12)	$5	$1,270

Diluted earnings per common share from continuing operations (a)	$4.41	$0.26	$—	$(0.04)	$0.02	$4.65

Exhibit 2

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2007 - 2012

(unaudited)

(in millions, except per share amounts)

The following are Fiscal 2007 - 2012 Adjusted Earnings (Non-GAAP), recasted to exclude discontinued operations (as announced in July 2013) and LIFO (Last-In-First-Out)-related adjustments:

	Year Ended March 31, 2009
	As Recasted (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$106,234	$—	$—	$—	$—	$106,234
Gross profit	$5,213	$29	$—	$—	$8	$5,250
Operating expenses	(4,060)	97	—	493	—	(3,470)
Other income, net	72	—	—	—	—	72
Impairment of equity investments	(63)	—	—	—	—	(63)
Interest expense	(143)	—	—	—	—	(143)

Income from continuing operations before income taxes	1,019	126	—	493	8	1,646
Income tax expense	(233)	(49)	—	(182)	(3)	(467)

Income from continuing operations	$786	$77	$—	$311	$5	$1,179

Diluted earnings per common share from continuing operations (a)	$2.82	$0.28	$—	$1.11	$0.02	$4.23

	Year Ended March 31, 2008
	As Recasted (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$101,311	$—	$—	$—	$—	$101,311
Gross profit	$4,861	$27	$—	$—	$(14)	$4,874
Operating expenses	(3,414)	78	4	(5)	—	(3,337)
Other income, net	116	—	—	—	—	116
Impairment of equity investments	—	—	—	—	—	—
Interest expense	(140)	—	—	—	—	(140)

Income from continuing operations before income taxes	1,423	105	4	(5)	(14)	1,513
Income tax expense	(463)	(40)	(2)	2	5	(498)

Income from continuing operations	$960	$65	$2	$(3)	$(9)	$1,015

Diluted earnings per common share from continuing operations (a)	$3.22	$0.22	$0.01	$(0.01)	$(0.03)	$3.41

	Year Ended March 31, 2007
	As Recasted (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$92,647	$—	$—	$—	$—	$92,647
Gross profit	$4,186	$12	$—	$—	$(64)	$4,134
Operating expenses	(2,946)	40	7	(6)	—	(2,905)
Other income, net	127	—	—	—	—	127
Impairment of equity investments	—	—	—	—	—	—
Interest expense	(98)	—	4	—	—	(94)

Income from continuing operations before income taxes	1,269	52	11	(6)	(64)	1,262
Income tax expense	(326)	(20)	(4)	(81)	25	(406)

Income from continuing operations	$943	$32	$7	$(87)	$(39)	$856

Diluted earnings per common share from continuing operations (a)	$3.09	$0.12	$0.02	$(0.29)	$(0.13)	$2.81

(a)	Certain computations may reflect rounding adjustments.

Exhibit 3

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2007 - 2012

(unaudited)

(in millions)

The following are Fiscal 2007 - 2012 Adjusted Earnings (Non-GAAP), recasted to exclude discontinued operations (as announced in July 2013) and LIFO (Last-In-First-Out)-related adjustments:

	Year Ended March 31, 2012				Year Ended March 31, 2011				Year Ended March 31, 2010
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL
As Recasted (GAAP):
Revenues	$119,424	$2,897	$—	$122,321	$108,889	$2,788	$—	$111,677	$105,578	$2,717	$—	$108,295
Gross profit	$5,057	$1,345	$—	$6,402	$4,565	$1,232	$—	$5,797	$4,219	$1,279	$—	$5,498
Operating expenses	(2,854)	(1,011)	(413)	(4,278)	(2,673)	(990)	(368)	(4,031)	(2,260)	(958)	(331)	(3,549)
Other income, net	16	4	—	20	5	3	27	35	29	5	9	43
Impairment of equity investments	—	—	—	—	—	—	—	—	—	—	—	—

Operating pre-tax profit	2,219	338	(413)	2,144	1,897	245	(341)	1,801	1,988	326	(322)	1,992
Interest expense	—	—	(251)	(251)	(1)	—	(221)	(222)	(2)	(1)	(183)	(186)

Income from continuing operations before income taxes	$2,219	$338	$(664)	$1,893	$1,896	$245	$(562)	$1,579	$1,986	$325	$(505)	$1,806

Gross profit margin	4.23%	46.43%	—	5.23%	4.19%	44.19%	—	5.19%	4.00%	47.07%	—	5.08%
Operating expenses as a % of revenues	2.39%	34.90%	—	3.50%	2.45%	35.51%	—	3.61%	2.14%	35.26%	—	3.28%
Operating pre-tax profit as a % of revenues	1.86%	11.67%	—	1.75%	1.74%	8.79%	—	1.61%	1.88%	12.00%	—	1.84%
Pre-Tax Adjustments:
Gross profit	$1	$16	$—	$17	$—	$16	$—	$16	$1	$20	$—	$21
Operating expenses	120	47	—	167	70	45	—	115	50	47	—	97

Amortization of acquisition- related intangibles	121	63	—	184	70	61	—	131	51	67	—	118
Operating expenses	24	1	1	26	41	—	2	43	—	—	—	—
Other income, net	—	—	—	—	—	—	(16)	(16)				—
Interest expense	—	—	—	—	—	—	25	25	—	—	—	—

Acquisition expenses and related adjustments	24	1	1	26	41	—	11	52	—	—	—	—
Operating expenses—Litigation reserve adjustments	149	—	—	149	213	—	—	213	—	—	(20)	(20)
Gross Profit—LIFO-related adjustments	11	—	—	11	3	—	—	3	8	—	—	8

Total pre-tax adjustments	$305	$64	$1	$370	$327	$61	$11	$399	$59	$67	$(20)	$106

Adjusted Earnings (Non-GAAP):
Revenues	$119,424	$2,897	$—	$122,321	$108,889	$2,788	$—	$111,677	$105,578	$2,717	$—	$108,295
Gross profit	$5,069	$1,361	$—	$6,430	$4,568	$1,248	$—	$5,816	$4,228	$1,299	$—	$5,527
Operating expenses	(2,561)	(963)	(412)	(3,936)	(2,349)	(945)	(366)	(3,660)	(2,210)	(911)	(351)	(3,472)
Other income, net	16	4	—	20	5	3	11	19	29	5	9	43
Impairment of equity investments	—	—	—	—	—	—	—	—	—	—	—	—

Operating pre-tax profit	2,524	402	(412)	2,514	2,224	306	(355)	2,175	2,047	393	(342)	2,098
Interest expense	—	—	(251)	(251)	(1)	—	(196)	(197)	(2)	(1)	(183)	(186)

Income from continuing operations before income taxes	$2,524	$402	$(663)	$2,263	$2,223	$306	$(551)	$1,978	$2,045	$392	$(525)	$1,912

Gross profit margin	4.24%	46.98%	—	5.26%	4.20%	44.76%	—	5.21%	4.00%	47.81%	—	5.10%
Operating expenses as a % of revenues	2.14%	33.24%	—	3.22%	2.16%	33.90%	—	3.28%	2.09%	33.53%	—	3.21%
Operating pre-tax profit as a % of revenues	2.11%	13.88%	—	2.06%	2.04%	10.98%	—	1.95%	1.94%	14.46%	—	1.94%

Exhibit 3

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2007 - 2012

(unaudited)

(in millions)

The following are Fiscal 2007 - 2012 Adjusted Earnings (Non-GAAP), recasted to exclude discontinued operations (as announced in July 2013) and LIFO (Last-In-First-Out)-related adjustments:

	Year Ended March 31, 2009				Year Ended March 31, 2008				Year Ended March 31, 2007
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL
As Recasted (GAAP):
Revenues	$103,568	$2,666	$—	$106,234	$98,719	$2,592	$—	$101,311	$90,738	$1,909	$—	$92,647
Gross profit	$3,955	$1,258	$—	$5,213	$3,586	$1,275	$—	$4,861	$3,252	$934	$—	$4,186
Operating expenses	(2,777)	(974)	(309)	(4,060)	(2,138)	(998)	(278)	(3,414)	(1,896)	(762)	(288)	(2,946)
Other income, net	43	4	25	72	35	6	75	116	39	5	83	127
Impairment of equity investments	(63)	—	—	(63)	—	—	—	—	—	—	—	—

Operating pre-tax profit	1,158	288	(284)	1,162	1,483	283	(203)	1,563	1,395	177	(205)	1,367
Interest expense	2	(3)	(142)	(143)	4	(2)	(142)	(140)	—	(3)	(95)	(98)

Income from continuing operations before income taxes	$1,160	$285	$(426)	$1,019	$1,487	$281	$(345)	$1,423	$1,395	$174	$(300)	$1,269

Gross profit margin	3.82%	47.19%	—	4.91%	3.63%	49.19%	—	4.80%	3.58%	48.93%	—	4.52%
Operating expenses as a % of revenues	2.68%	36.53%	—	3.82%	2.17%	38.50%	—	3.37%	2.09%	39.92%	—	3.18%
Operating pre-tax profit as a % of revenues	1.12%	10.80%	—	1.09%	1.50%	10.92%	—	1.54%	1.54%	9.27%	—	1.48%
Pre-Tax Adjustments:
Gross profit	$1	$28	$—	$29	$1	$26	$—	$27	$—	$12	$—	$12
Operating expenses	50	47	—	97	28	50	—	78	15	25	—	40

Amortization of acquisition- related intangibles	51	75	—	126	29	76	—	105	15	37	—	52
Operating expenses	—	—	—	—	4	—	—	4	3	4	—	7
Other income, net				—				—				—
Interest expense	—	—	—	—	—	—	—	—	—	—	4	4

Acquisition expenses and related adjustments	—	—	—	—	4	—	—	4	3	4	4	11
Operating expenses—Litigation reserve adjustments	493	—	—	493	—	—	(5)	(5)	—	—	(6)	(6)
Gross Profit—LIFO-related adjustments	8	—	—	8	(14)	—	—	(14)	(64)	—	—	(64)

Total pre-tax adjustments	$552	$75	$—	$627	$19	$76	$(5)	$90	$(46)	$41	$(2)	$(7)

Adjusted Earnings (Non-GAAP):
Revenues	$103,568	$2,666	$—	$106,234	$98,719	$2,592	$—	$101,311	$90,738	$1,909	$—	$92,647
Gross profit	$3,964	$1,286	$—	$5,250	$3,573	$1,301	$—	$4,874	$3,188	$946	$—	$4,134
Operating expenses	(2,234)	(927)	(309)	(3,470)	(2,106)	(948)	(283)	(3,337)	(1,878)	(733)	(294)	(2,905)
Other income, net	43	4	25	72	35	6	75	116	39	5	83	127
Impairment of equity investments	(63)	—	—	(63)	—	—	—	—	—	—	—	—

Operating pre-tax profit	1,710	363	(284)	1,789	1,502	359	(208)	1,653	1,349	218	(211)	1,356
Interest expense	2	(3)	(142)	(143)	4	(2)	(142)	(140)	—	(3)	(91)	(94)

Income from continuing operations before income taxes	$1,712	$360	$(426)	$1,646	$1,506	$357	$(350)	$1,513	$1,349	$215	$(302)	$1,262

Gross profit margin	3.83%	48.24%	—	4.94%	3.62%	50.19%	—	4.81%	3.51%	49.55%	—	4.46%
Operating expenses as a % of revenues	2.16%	34.77%	—	3.27%	2.13%	36.57%	—	3.29%	2.07%	38.40%	—	3.14%
Operating pre-tax profit as a % of revenues	1.65%	13.62%	—	1.68%	1.52%	13.85%	—	1.63%	1.49%	11.42%	—	1.46%